John Hancock Greater China Opportunities Fund
Supplement dated 4-07-2009 to the current Prospectus

Under “Fund Details,” in the “Who’s who” section, the information under the subheading “Subadviser,” is amended and restated as follows:

MFC Global Investment Management (U.S.A.) Limited
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5

MFC Global (U.S.A.) is the subadviser to the fund and formulates a continuous investment program for the fund consistent with its investment goal and strategies. MFC Global (U.S.A.)
provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of Manulife Financial Corporation (MFC). The investment performance of the fund will reflect both its subadviser’s allocation decisions with respect to its investments and the investment decisions made by the adviser or subadviser to an investment company or similar entity which is purchased by the fund. In rendering investment advisory services, the subadviser may use the portfolio management, research and other resources of Manulife Asset Management
(Hong Kong) Limited, an affiliate of the subadviser.

Below are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Terrace Pak Hing Chum, MBA, CFA, CAIA
• Joined fund team in 2008
• Executive Director of Hong Kong/China Equities, Manulife Asset Management (Hong Kong)
Limited (since 2008)
• Portfolio Manager at Schroder Investment Management (HK) Ltd. (1998-2006)
• Began business career in 1994

Matthew Lee, MBA
• Joined fund team in 2008
• Regional Head of Greater China Equities, Manulife Asset Management (Hong Kong) Limited
(since 2008)
• Head of Equities, CICC Hong Kong Asset Management Limited, Hong Kong (until 2008)
• Portfolio Manager, RCM/Allianz Global Investors, Hong Kong, and Chief Investment Officer,
Alliance Bernstein Asset Management, Hong Kong (formerly New Alliance Asset Management)
(1997-2005)
• Began business career in 1985

Tahnoon Pasha, MBA, CFA
• Joined fund team in 2008
• Vice President and Head of Hong Kong Equity Investments, Manulife Asset Management (Hong
Kong) Limited (since 2007)
• Deputy Chief Investment Officer/Head of Research and Head of ASEAN Region, Abu Dhabi
Investment Authority (until 2007)
• Equity analyst and portfolio manager, Abu Dhabi Investment Authority (1990-2007)
• Began business career in 1990

John Hancock Investment Trust III John Hancock Greater China Opportunities Fund Supplement dated 4-07-2009 to the Statement of Additional Information

Under the heading “INVESTMENT ADVISORY AND OTHER SERVICES,” the first and second paragraphs are amended and restated as follows:

The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $18 billion in open-end funds, closed-end funds, private accounts, retirement plans and related party assets for individual and institutional investors as of December 31, 2008. Additional information about the Adviser can be found on the website: www.jhfunds.com.

The Subadviser, Manulife Global Investment Management (U.S.A.) Limited (“MFC Global USA”),
is located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5, and is an indirect wholly-
owned subsidiary of Manulife Financial. Manulife Financial is the holding company of the
Manufacturers Life Insurance Company and is subsidiaries, including Elliott & Page Limited and
Manulife Asset Management (Hong Kong) Limited (“MAMHK”), collectively known as Manulife
Financial. As of December 31, 2008, MFC Global USA had $17.06 billion in assets under management. In addition, MFC Global USA acts as the overall manager and adviser on a total of
$21.4 billion of asset allocation funds.

In addition, under the heading “INVESTMENT ADVISORY AND OTHER SERVICES,” the fourth paragraph is amended and restated as follows:

The Adviser and the Fund have entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund’s portfolio and furnishing the Fund with advice with respect to investments, investment policies and the purchase and sale of securities. The Sub-Advisory
Agreement was approved by the Adviser as sole initial shareholder of the Fund. In rendering investment advisory services, the Sub-Adviser may use the portfolio management, research and other resources of MAMHK, an affiliate of the Sub-Adviser. MAMHK is not registered with the
SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. MAMHK has entered into a Memorandum of Understanding (“MOU”) with the Sub-Adviser pursuant to which MAMHK is considered a “participating affiliate” of the Sub-Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from MAMHK may render portfolio management, research and other services to the Fund under the MOU and are subject to supervision by the Sub-Adviser.